Risks and Uncertainties and Concentrations - Investments	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties and Concentrations - Investments

4. RISKS AND UNCERTAINTIES AND CONCENTRATIONS - INVESTMENTS

The Plan invests in various investment securities. The Vanguard Institutional Index Instl Pl Fund represents approximately 18.8% and 18.3% of the Plan’s total investments at December 31, 2025 and 2024, respectively. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances, and the amounts reported in the statements of net assets available for benefits.